SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 25, 2006
ACE*COMM Corporation
(Exact name of registrant as specified in its charter)

Maryland	000-21059	52-1283030

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
704 Quince Orchard Road, Gaithersburg, Maryland 20878
(Address of principal executive offices)
Registrant’s telephone number, including area code: (301) 721-3000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On January 25, 2006, the Board of Directors of ACE*COMM Corporation (the “Company”) approved the ACE*COMM 2006 Incentive Compensation Plan (the “Plan”) effective for the 2006 fiscal year. The Plan will provide executive officers and key managers of the Company the opportunity to earn cash bonuses based on financial performance objectives, as well as individual performance objectives, established at the beginning of the Company’s fiscal year. No bonus will be paid for performance below a minimum level. The Chief Executive Officer of the Company will administer the Plan.

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.
10.1	ACE*COMM 2006 Incentive Compensation Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE*COMM CORPORATION

(Registrant)

Date: January 30, 2006
Name: Steven R. Delmar Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	ACE*COMM 2006 Incentive Compensation Plan.